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                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [   ]
Filed by a Party other than the Registrant [ X ]

Check the appropriate box:

[   ]  Preliminary Proxy Statement        [   ]  Confidential, For Use of the
[   ]  Definitive Proxy Statement                Commission Only (as permitted
[   ]  Definitive Additional Materials           by Rule 14a-6(e)(2))
[ X ]  Soliciting Material Pursuant to
       Rule 14a-12

                                 PROVANT, INC.
               ------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE
    -----------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):

[ X ]  No fee required.
[   ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       1)  Title of each class of securities to which transaction applies:

       2)  Aggregate number of securities to which transaction applies:

       3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

       4)  Proposed maximum aggregate value of transaction:

       5)  Total fee paid:

[   ]  Fee paid previously with preliminary materials:

[   ]  Check box if any part of the fee is offset as provided by Exchange Act
       Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       1)  Amount previously paid:

       2)  Form, Schedule or Registration Statement No.:

       3)  Filing Party:

       4)  Date Filed:
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               THE PROVANT COMMITTEE TO RESTORE SHAREHOLDER VALUE

                    Information Concerning the Participants
                    ---------------------------------------

     The following persons may be deemed participants in any solicitation of proxies by The Provant Committee to Restore Shareholder Value with respect to the 2001 annual meeting of shareholders of Provant, Inc. (the "Company"). This filing is being made to reflect the addition to the Committee of Robert M. and Sheila S. Baker, Arthur R. Bauer, Kara Cross Kunitz and Avram Saunders.

o The Provant Committee to Restore Shareholder Value. The Committee is an unincorporated association that does not have any officers or employees and does not beneficially own any securities of the Company. Except for the interests of its members, the Committee has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Robert M. and Sheila S. Baker. Mr. and Mrs. Baker may be deemed to be the beneficial owners of 25,209 shares of common stock, par value $.01 per share (the "Common Stock") of the Company (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. and Mrs. Baker may be deemed to own beneficially). Other than their interest as security holders of the Company, Mr. and Mrs. Baker have no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Arthur R. Bauer. Mr. Bauer may be deemed to be the beneficial owner of 131,615 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. Bauer may be deemed to own beneficially). Mr. Bauer is entitled to receive installment payments from the Company in connection with the sale of his business to the Company. Other than his interest as a security holder of the Company and the other interests described above, Mr. Bauer has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Michael J. Davies. Mr. Davies may be deemed to be the beneficial owner of 339,572 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. Davies may be deemed to own beneficially). Other than his interest as a security holder of the Company, Mr. Davies has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Philip Gardner. Mr. Gardner may be deemed to be the beneficial owner of 300,761 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. Gardner may be deemed to own beneficially). Other than his interest as a security holder of the Company, Mr. Gardner has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Paul C. Green, Ph.D. Dr. Green may be deemed to be the beneficial owner of 501,100 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Dr. Green may be deemed to own beneficially).
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   Dr. Green, either directly or through a company he controls, receives royalty payments from the Company (including its subsidiaries) under various video production and licensing agreements as well with respect to a book he authored. He also leases office space to a subsidiary of the Company under the terms of a lease agreement expiring December 31, 2001. Finally, he is entitled to receive monthly payments from the Company through October 31, 2001 under the terms of an agreement entered into in connection with his departure from the Company. Other than his interest as a security holder of the Company and the other interests described above, Dr. Green has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Kara Cross Kunitz. Ms. Cross Kunitz may be deemed to be the beneficial owner of 99,712 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Ms. Cross Kunitz may be deemed to own beneficially). Other than her interest as a security holder of the Company, Ms. Cross Kunitz has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Ralf Leszinski. Mr. Leszinksi may be deemed to be the beneficial owner of 627,392 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. Leszinski may be deemed to own beneficially). Other than his interest as a security holder of the Company, Mr. Leszinski has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Dominic J. Puopolo. Mr. Puopolo may be deemed to be the beneficial owner of 798,242 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. Puopolo may be deemed to own beneficially). Other than his interest as a security holder of the Company, Mr. Puopolo has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Avram Saunders. Mr. Saunders may be deemed to be the beneficial owner of 20,092 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. Saunders may be deemed to own beneficially). Other than his interest as a security holder of the Company, Mr. Saunders has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

o Carl von Sternberg. Mr. von Sternberg may be deemed to be the beneficial owner of 408,985 shares of Common Stock (excluding any shares of Common Stock beneficially owned by the other members of the Committee that Mr. von Sternberg may be deemed to own beneficially). Mr. von Sternberg's wife is a party to a consulting sub-contract for the benefit of Star Mountain, Inc., an indirect subsidiary of the Company, pursuant to which she is entitled to payments in the amount of $35,000. Other than his interest as a security holder of the Company and his indirect interest in his wife's consulting sub-contract, Mr. von Sternberg has no direct or indirect interest in any matter expected to be acted upon at the Company's 2001 annual meeting.

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In connection with its solicitation of proxies with respect to the Company's
2001 annual meeting, the Committee will file with the Securities and Exchange Commission (the "SEC"), and will furnish to security holders of the Company, a proxy statement, which security holders are advised to read because it will contain important information. Security holders may obtain a free copy of such proxy statement (when available) and other related documents filed by the Committee and the Company at the SEC's website at www.sec.gov. When available the proxy statement may also be obtained by contacting Epic Partners, at 116 West 23rd Street, 5th floor, New York, NY 10011, (646) 375-2123.

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